1

Safe Harbor
This presentation may contain forward-looking statements about
Allscripts Healthcare Solutions that involve risks and
uncertainties. These statements are developed by combining
currently available information with Allscripts’ beliefs and assumptions. Forward-looking statements do not guarantee future performance. Because Allscripts cannot predict all of the risks and uncertainties that may affect it, or control the ones it does predict,
Allscripts’ actual results may be materially different from the results expressed in its forward-looking statements. For a more complete discussion of the risks, uncertainties and assumptions that may affect Allscripts, see the Company's Annual Report on
Form 10-K for the year ended December 31, 2005, available at
www.sec.gov.

900+ Employees
Financially Strong (Nasdaq: MDRX)
Established Leader in Ambulatory
Healthcare IT Market:
– Electronic Health Records
– Document Imaging
– e-Prescribing
– Practice Management
– Connectivity Products
Three Business Groups
– Clinical Solutions Group
– Physicians Interactive Group
– Medication Solutions Group
About Allscripts
The Leading Provider of
Clinical Software, Connectivity
& Information Solutions to
Physicians

A Different Approach Traditional View Healthcare Revolves Around the Hospital Our View Healthcare Revolves Around the Physician 4

Ambulatory EHR market is ~$5+ billion opportunity
~ 550,000 U.S. Physicians
X   76% EHR market opportunity
X ~$12,500 initial investment per physician
= ~$5 billion opportunity
Practice management solutions provide complementary product
offering with significant incremental market opportunity
– ~10% to 20% of PM market being replaced each year
–
PM market ~ $1 to $2 billion per year
The EHR Market

Our Solutions: World-Class Industry-Leading Technologies
Our Ability To Deliver Results: Rapid Deployment & ROI
Our Footprint: Significant Installed Base / Strong Reference Sites
Our Partners: Strong Partnerships and Strategic Alliances
Our People: Experienced Employees Who Care
Hard To Replicate Competitive Strengths

Inform.

Connect.

Transform.

ALLSCRIPTS™
Inform. Connect. Transform.

Becoming Indispensable for Physicians 7

•
Not Used
Costs and Waste Represent
the Problem and the Opportunity
•
Best Software
•
Best Information
•
Best Pharmaceuticals
•
Best Healthcare
•
Best Physicians
•
Not Available
•
Buried With Paperwork
•
Can’t Afford
•
Not Available to 40MM
The Paradox of Healthcare

30-40% WASTE

ALLSCRIPTS™
Inform. Connect. Transform.

2004 2014
16%
22%
$1.8
$3.5
The U.S. is No.1 in the world in healthcare expenditures,
but no better than 16   in medical outcomes.
($ in Trillions)
(% of GDP)
U.S. Healthcare Costs
Higher Costs and Lower Quality

th

"THE EHR THAT PAYS YOU BACK"

ALLSCRIPTS™
Inform. Connect. Transform.

Delivering Results
Generates Clinical Trial Revenue
Holston Medical Group
$3M/Yr. in Clinical Trial Revenue
Delivers on Pay
for Performance
Facey Medical
$1.2M P4P Payout
from Blue Cross
Produces
e-Prescribing Savings
Sierra Health
$5M in Savings via eRx
Reduces Resources in
Medical Records
George Washington Univ.
Medical Faculty Associates
Reduction of 20 FTEs in
Medical Records
Reduces/Eliminates
Transcription
Central Utah Clinic
$1M in Savings in Year 1
($20K/MD)
Enhances
Documentation
University of Tennessee
Medical Group
Avg. Gross Charges Increases
by > $30/Patient Visit

University of Colorado Hospital

UT Medical Group

Cheshire Medical Center
Dartmouth-Hitchcock-Keene

Medical Faculty Associates
The George Washington University

University of Rochester Medical Center
Strong Health

USF Physicians Group

MIT Medical

UMPhysicians

UMC

SHARP

Advocate Health Care

Aurora Health Care

Sierra Health Services, Inc.

MaineGeneral Health

St. Joseph Heritage Healthcare

HMG

AFFINITY

Central Utah Clinic

MMC
Murfreesboro Medical Clinic & Surgicenter

Brown & Toland

Resurgens Orthopaedics

Atlantic Orthopedics

NOHC
North Ohio Heart Center

CVC

ALLSCRIPTS
Inform. Connect. Transform.

Allscripts: The EHR of Choice Academic Medical Groups Specialty Groups Multi-Specialty Groups Integrated Delivery Networks Over 3,000 Leading Clinics Nationwide 11

ALLSCRIPTS	IDX / A4 HEALTH SYSTEMS
	ALLSCRIPTS	A4 HEALTH SYSTEMS
	A4 HEALTH SYSTEMS	A4 HEALTH SYSTEMS
	ALLSCRIPTS	A4 HEALTH SYSTEMS

ALLSCRIPTS
Inform. Connect. Transform.

Large Physician
Practices (>25)
Segment EHR
Practice
Management
Mid-size Physician
Practices (10-24)
Independent & Small
Physician Practices (<10)
Specialty Groups
Profitable Leadership In Each Segment
Leadership Across the Market

ALLSCRIPTS	IDX A4 Health Systems	Epic
ALLSCRIPTS	A4 Health Systems	Quality Systems Inc.
A4 Health Systems	A4 Health Systems	GE Healthcare MISYS emdeon eClinicalWorks
ALLSCRIPTS	A4 Health Systems	

ALLSCRIPTS
Inform. Connect. Transform.

Large Physician
Practices (>25)
Segment EHR
Practice
Management
Mid-Sized Physician
Practices (10-24)
Independent & Small
Physician Practices (<10)
Specialty Groups
Profitable Leadership In Each Segment

Primary
Competitors
Variety of
Small Players
Leadership Across the Market

Key Takeaways
1. The time is
now
2. Our
physician
focus is key to transforming healthcare
3. We are a
leader
in the core growth markets in which
we compete
4. Competitive advantage: driving
utilization
and
results
We’re just getting started!

Financial Overview 15

$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
$220
$240
$260
$280
$300
$320
2004 2005 2006(E) 2007(E)
$100.8
$120.6
$225.0
$300.0
Pre-packaged
Medications
Information Services
Clinical Software and
Related Services
* Growth segments include Clinical Software and Related Services and Information Services
Growth Segments
($ in Millions)

$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
$220
$240
2004 2005 2006(E) 2007(E)
Solid Bookings Growth
Information Services Clinical Software and
Related Services
$65.9
$89.5
$170.0
$240.0
($ in Millions)

$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$174.0 Million
Diversified Backlog Provides Stability
$87.4
$87.4
$26.6
$26.6
$15.7
$15.7
$44.3
$44.3
($ in Millions)
As of 9/30/06
Clinical Software
Maintenance Support
Information Services
Clinical Software Subscriptions
Clinical Software License/
Implementation Fees

Accelerated Growth Continues in 2007
($ in Millions, except per share)
2005 2006 (E) 2007 (E)
Revenues:
Software & Related Services $65.2 $170.0 $240.0
Prepackaged Medications 45.6 44.0 44.0
Information Services 9.8 11.0 16.0
Total Revenues $120.6 $225.0 $300.0
Gross Profit 54.9 115.0 159.0
Gross Profit % 45.5% 51.1% 53.0%
Income from Operations 9.2 19.0 41.0
Net Income $6.0 $11.3 $25.0
Weighted Average Shares Outstanding (Diluted) 43.1 54.0 64.0
Earnings per Share (Diluted) $0.14
(1)
$0.21 to $0.22 $0.42 to $0.44
(1)   2005 has been adjusted for income taxes to provide for comparability:
$9.7 MM Net Income, or $0.23 per diluted share, as reported less 38% taxes ($3.7 MM) = $6.0 MM, or $0.14 per diluted share

Impact of Convertible Debt
(for illustrative purposes only)
($ in Millions, except per share)
Non-Converted Converted Non-Converted Converted
GAAP Net Income $11.3 $11.3 $25.0 $25.0
Adjustments:
  Add Back Interest Expense 3.5 3.5
  Tax Effect of Interest Add-back @ 38% (1.3) (1.3)
Adjusted GAAP Net Income $11.3 $13.5 $25.0 $27.2
Diluted Shares Outstanding 54.0 54.0 56.7 56.7
  Add: Convertible Debt Shares 7.3 7.3
Adjusted Diluted Shares 54.0 61.3 56.7 64.0
GAAP Earnings Per Share $0.21 $0.22 $0.44 $0.43
Convertible Debt Convertible Debt
Anti-dilutive Dilutive in 2007
in 2006
2007 2006

2007 Earnings Metrics Cash Earnings
($ in Millions, except per share)

2005 2006 (E) 2007 (E)
GAAP Net Income $9.7 $11.3 $25.0
Depreciation and Amortization 6.5 16.5 17.5
Income Taxes 0.0 7.0 16.0
Stock-Based Compensation 0.6 2.5 6.4
A4 One-Time Deal-Related Cost 0.0 1.0 0.0
Cash Earnings 16.8 38.3 64.9
Weighted Average Shares Outstanding (Diluted) 43.1 54.0 64.0
GAAP Earnings Per Share (Diluted) $0.23 $0.21 to $0.22 $0.42 to $0.44
Cash Earnings Per Share (Diluted) $0.39 $0.71 to $0.72 $1.04 to $1.06

2007 Earnings Metrics Adjusted Earnings
($ in Millions, except per share)

2005 2006 (E) 2007 (E)
GAAP Net Income $9.7 $11.3 $25.0
Income Tax Provision @ 38% ($3.7) $0.0 $0.0
Acquisition-Related Amortization, net of taxes @ 38% $1.1 $6.4 $6.4
Stock-Based Compensation, net of taxes @ 38% $0.4 $1.6 $4.0
Adjusted Earnings $7.5 $19.3 $35.4
Weighted Average Shares Outstanding (Diluted) 43.1 54.0 64.0
GAAP Earnings Per Share (Diluted) $0.23 $0.21 to $0.22 $0.42 to $0.44
Adjusted Earnings Per Share (Diluted) $0.17 $0.35 to $0.36 $0.58 to $0.60

Cash & Marketable Securities
Accounts Receivable, Net
Other Assets
Total Assets
Accounts Payable & Accrued Liabilities
Deferred Revenue
Other Liabilities
Total Liabilities
Stockholders’ Equity
Financial Strength
($ in Millions)
$146.1
29.2
45.7
$221.0
$22.4
17.3
82.5
0.4
$122.6
98.4
$221.0
As of 12/31/05

As of 9/30/06
71.5
57.4
336.8
$465.7
$39.7
33.7
85.5
0.6
$159.5
306.2
$465.7
Cash & Marketable Securities
Accounts Receivable, Net
Other Assets
Total Assets
Accounts Payable & Accrued Liabilities
Deferred Revenue
Long Term Debt
Other Liabilities
Total Liabilities
Stockholders’ Equity
Total Liabilities & Stockholders’ Equity

Summary
World-Class
Technologies
World-Class
Technologies
Return On
Investment
Return On
Investment
Our People
Our People
Proven
Track Record
Proven
Track Record
Strong
Partnerships
Strong
Partnerships
Leading
Provider of
Clinical
Solutions
Leading
Provider of
Clinical
Solutions
Physician-centric
Physician-centric
Well-positioned
for Growth and
Sustained
Profitability

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